Exhibit 99.2

Distributed Solar Development, LLC	Solar Portfolio Securitization	FINAL

Solar Portfolio Securitization Technical Due Diligence Report FINAL B&V PROJECT NO. 412545
©Black & Veatch Holding Company 2022. All rights reserved. Prepared for Distributed Solar Development, LLC 5 November 2022

BLACK & VEATCH	SN-1

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Special Notice

Acceptance of this report, or use of any information contained in this report, by any party receiving this report (each a “Recipient”) shall constitute an acknowledgement and acceptance by such Recipient of, and agreement by such Recipient to be bound by, the following:

(1) This report was prepared for Distributed Solar Development, LLC (“Client”) by Black & Veatch Management Consulting, LLC (“Black & Veatch”) and is based on information not within the control of Black & Veatch. In preparing this report, Black & Veatch has assumed that the information, both verbal and written, provided by others is complete and correct. Black & Veatch does not guarantee the accuracy of the information, data or opinions contained in this report and does not represent or warrant that the information contained in this report is sufficient or appropriate for any purpose.

(2) This report should not be construed as an invitation or inducement to any Recipient or other party to engage or otherwise participate in the proposed or any other transaction, to provide any financing, or to make any investment. Recipient acknowledges and agrees that it is not reasonably feasible for Black & Veatch to conduct a comprehensive investigation and make definitive determinations for the compensation provided and without thorough verification of the information upon which the Services were performed, and therefore Black & Veatch can offer no guarantee or assurances that any facts, observations, analysis, projections, opinions, or other matters contained in the report will be more accurate, either at the time the report is issued or at any other time.

(3) Recipient is not entitled to make any copies of any portion of this report, use extracts therefrom or transmit any part thereof to any other party in any form, including without limitation electronic or printed media of any kind.

(4) TO THE FULLEST EXTENT PERMITTED BY LAW, BLACK & VEATCH S TOTAL LIABILITY, ON A CUMULATIVE AND AGGREGATE BASIS, TO CLIENT AND ALL RECIPIENTS AND OTHER PARTIES, RESULTING FROM BLACK & VEATCH’S ACTIONS IN RELATION TO THE CREATION AND DISSEMINATION OF THIS REPORT, WILL BE LIMITED TO THE AMOUNT OF COMPENSATION (EXCLUSIVE OF THE REIMBURSEMENT OF COSTS AND EXPENSES) ACTUALLY RECEIVED BY BLACK & VEATCH FROM CLIENT FOR THE CREATION OF THIS REPORT UNDER THE IESA. Recipient hereby waives any right to seek or collect damages in excess thereof and releases Black & Veatch from any and all damages or losses which, if required to be paid to Recipient, would result in Black & Veatch paying total damages to any and all parties, including Client and all Recipients, in an amount that would exceed the limit set forth in the previous sentence.

The exclusive venue for any claim, cause of action, legal proceeding, or lawsuit relating to this report shall be the state and federal courts located in New York City, Borough of Manhattan, State of New York. Recipient and any other party irrevocably waive each argument, objection, defense, assertion, or claim that venue is improper for any reason in the state and federal courts in New York City, Borough of Manhattan, State of New York for any claim, cause of action, legal proceeding, or lawsuit brought in said courts or that such claims have been brought in an inconvenient forum.

The above terms and conditions are governed by and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

IF ANY RECIPIENT IS NOT WILLING TO ACKNOWLEDGE AND ACCEPT, OR AGREE TO, THE TERMS SET FORTH ABOVE, IT MUST RETURN THIS REPORT TO BLACK & VEATCH IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE (INCLUDING DISCLOSURE) THEREOF. A RECIPIENT’S FAILURE SO TO RETURN THIS REPORT SHALL CONSTITUTE ITS ACKNOWLEDGEMENT AND ACCEPTANCE OF AND AGREEMENT TO THE TERMS SET FORTH ABOVE.

BLACK & VEATCH	SN-2

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Table of Contents

Special Notice	2
1.0 Portfolio Overview and Summary	1-1
1.1 Introduction	1-1
1.2 Scope of Work	1-1
1.3 Approach and Methodology	1-2
1.4 Principal Assumptions	1-2
1.5 Summary of Conclusions	1-3
1.5.1 Developer Experience and Qualifications	1-3
1.5.2 EPC and Quality Assurance	1-3
1.5.3 Operational Performance of Portfolio	1-3
1.5.4 Financial Model	1-4
2.0 Developer Experience and Qualifications	2-1
2.1 Developer Experience	2-1
2.2 Conclusions	2-2
3.0 EPC, Quality Assurance, and Major Equipment	3-1
3.1 Engineering, Procurement and Construction	3-1
3.1.1 Site Selection	3-1
3.1.2 Engineering Process	3-2
3.1.3 Procurement and Major Equipment Selection	3-5
3.1.4 Construction	3-16
3.2 Quality Assurance and Quality Control	3-20
4.0 Operating Performance of Operational Projects	4-21
4.1 Assessment Methodology	4-21
4.2 Availability and Irradiance Adjusted Historical Production	4-21
4.2.1 Conclusions	4-25
5.0 Portfolio Effect Benefit Analysis	5-26
5.1.1 Methodology	5-27
5.1.2 Conclusions	5-28
6.0 Financial Model	6-29
6.1 Performacne Assumptions	6-29
6.2 Energy Generation	6-29
6.3 Operating Expenses	6-30
6.3.1 Solar PV System O&M Cost	6-30
6.3.2 O&M Inverter Replacement	6-32
Appendix A.	A-1

BLACK & VEATCH | Table of Contents	i
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

List of Tables

Table 1-1 Portfolio Projects: Location	1-1
Table 2-1 DSD Completed Projects: Location	2-1
Table 2-2 DSD Development Projects: Pipeline	2-2
Table 3-1 Preferred Warranty Terms	3-5
Table 3-2 Tesla Megapack Technical Specifications	3-14
Table 3-3 Tesla Megpack Inverter Specification	3-15
Table 3-4 Tesla Megapack Regulatory Summary	3-15
Table 4-1 Black & Veatch’s Weather Adjusted Expected Production (2021)	4-23
Table 4-2 Black & Veatch’s Weather Adjusted Production Ratios	4-24
Table 5-1 Contributions to Overall Uncertainty in the Expected Energy Production	5-27
Table 5-2 Portfolio Effect Benefit	5-27
Table 6-1 Energy Yield Assumptions	6-29
Table 6-2 O&M Costs	6-31
Table 6-3 Full Portfolio Site List	A-1
Table 6-4 Weather Adjusted Expected Production	A-7

List of Figures

Figure 4-1 Irradiance Anomalies Compared to Long-Term Average for June 2020	4-22
Figure 4-2 Seasonality Curve	4-23

BLACK & VEATCH | Table of Contents	ii
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

1.0	Portfolio Overview and Summary
1.1	Introduction

Black & Veatch Management Consulting LLC (Black & Veatch) was retained by Distributed Solar Development, LLC (DSD) to provide technical due diligence services in connection with DSD’s efforts to securitize operating distributed solar PV assets (“Portfolio”).

As listed in Table 1-1, The Portfolio consists of 111 operating assets spread across eleven different states, ranging in size from approximately 20.8 kW to over 7.5 MW for an aggregate DC capacity between 132.81 MWdc. Ten projects in the Portfolio are equipped with energy storage systems (ESS).

Table 1-1 Portfolio Projects: Location

Project Location	Number of Projects	Total Capacity (MWDC)
CA	35	21.27
CO	5	9.89
CT	3	1.88
HI	2	2.02
MA	12	9.56
MD	2	7.76
MN	3	0.40
NJ	21	10.21
NY	26	67.33
PA	1	1.91
RI	1	0.57
	111	132.81
1.2	Scope of Work

To conduct the assessment of the Portfolio, and the processes associated with the technical and commercial aspects of the Portfolio, Black & Veatch conducted the following:

■ Data collection and informational calls with DSD,

■ Review of DSD experience and qualifications,

■ On-site review of representative DSD solar PV sites previously completed,

■ Review of the engineering design methodology for the Projects,

■ Assessment of performance at the Operating Projects,

■ Review of technical assumptions to the financial model.

BLACK & VEATCH | Portfolio Overview and Summary	1-1
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

In addition, Black & Veatch (1) discussed with, and posed questions to DSD that Black & Veatch, in its sole judgment, chose to ask about the Portfolio; and (2) reviewed certain technical reports prepared by others as identified in this report. The conclusions and findings that resulted from this review are summarized in this report (Report).

The conclusions and findings that resulted from this review are summarized in this Report. The Report was prepared in accordance with the Management Consulting Services Agreement between DSD and Black & Veatch with effective date of May 22, 2019 (MCSA), and task order dated May 11, 2022 and the information contained herein was developed based on the needs of DSD. The level of information included in the Report reflects the knowledge of issues gained by Black & Veatch during the course of the review. The Report was prepared with respect to the potential financing of the Portfolio and is solely for use of DSD. The Report should not be relied upon by any other party or for any other purpose.

Certain statements made in this Report are forward looking. The achievement of certain events, results or performance contained in such forward-looking statements involve known and unknown risks and uncertainties that may cause actual events, results or performance to be materially different than originally intended. Black & Veatch does not plan to update or revise any forward-looking statements when such events, results, or performance occur.

1.3	Approach and Methodology

The Black & Veatch team, which included project management specialists, financial analysis experts, solar PV technology specialists, and supporting engineers, gathered available data from the electronic data room to assess the status of the Portfolio. Data requests for additional or updated documentation were submitted as necessary.

Black & Veatch reviewed operating data for representative operating projects included in the Portfolio, provided by DSD. Black & Veatch also reviewed the methodology for DSD’s energy production estimates. The operating Projects were analyzed to determine the historical performance of DSD projects which may be indicative of the future performance of the Portfolio.

1.4	Principal Assumptions

In the assessment of the Portfolio, Black & Veatch has used and relied upon certain information provided by representatives of DSD, and Black & Veatch assumes the information provided is true and correct and reasonable for the purposes of this Report. In preparing this Report and the opinions presented herein, Black & Veatch has made certain assumptions with respect to conditions that may exist, or events that may occur in the future. Black & Veatch believes that the use of the information and assumptions is reasonable for purposes of this Report. However, some events may occur or circumstances change that cannot be foreseen or controlled by Black & Veatch and that may render these assumptions incorrect. To the extent the actual future conditions differ from those assumed herein or provided to Black & Veatch by others, the actual results will differ from those that have been forecast in this Report.

In discussing the Portfolio, unless noted otherwise, Black & Veatch considers the equipment, systems, and interconnections to be typical of those found in solar PV facilities of similar size and nature. Black & Veatch has provided recommendations, where appropriate, based on previous experience and inspections of similar facilities. When necessary, Black & Veatch identifies those areas considered to have design or operational deficiencies that are critical to reliable operation of the facilities.

BLACK & VEATCH | Portfolio Overview and Summary	1-2
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Throughout this Report, Black & Veatch has stated assumptions and reported information provided by others, all of which were relied upon in the development of the conclusions of this Report. Following is a summary of principal considerations and assumptions made in developing the opinions expressed herein:

■ The Portfolio are being operated and maintained in accordance with good industry practices, required renewals and replacements will be made in a timely manner, and the equipment is not being operated in a manner to cause it to exceed equipment manufacturer’s recommendations.

■ All licenses permits and approvals, and permit modifications (if necessary) have been obtained and/or renewed on a timely basis.

■ All contracts, agreements, rules, and regulations are fully enforceable in accordance with their terms and that all parties will comply with the provisions of the respective agreements.

1.5	Summary of Conclusions

Based on the reviews and analyses described in this Report, Black & Veatch is of the opinion that:

1.5.1	Developer Experience and Qualifications

■ Black & Veatch is of the opinion that DSD has an organization of the experience and size conducive to developing, owning, and operating solar PV sites (including PV sites coupled with BESS equipment). The DSD team has completed over 240 similar solar PV projects previously.

1.5.2	EPC and Quality Assurance

■ DSD’s EPC practices are consistent with accepted industry practices.

■ DSD’s processes for assessing project conditions, selecting suppliers and subcontractors, and the quality assurance program through the project lifecycle, appear consistent with accepted industry practices.

■ Black & Veatch is of the opinion that the major equipment suppliers listed for potential use in the Portfolio have demonstrated proven equipment supply track records for other solar PV projects or energy storage systems.

1.5.3	Operational Performance of Portfolio

■ Based on actual operating energy and availability data provided for 2021, Black & Veatch estimates downward impact of 1.3% on expected production adjusted for weather for the portfolio.

■ Based on geographic locations and distribution of projects withing the portfolio, Black & Veatch expects a benefit of 0.7% (at P90 confidence interval) for the overall portfolio.

1.5.4	Financial Model
■	The major technical assumptions, including energy yield, degradation rate, and useful life in the Financial Model are found to be consistent with industry benchmarks.
BLACK & VEATCH | Portfolio Overview and Summary	1-3
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

■	The P50 production estimates used for revenue projections in the Financial Model assumes an availability of 99.2 percent for the Projects, consistent with the availability guarantee included in the master SSA.
■	The capital cost, O&M cost, and inverter replacement assumptions are generally within the range observed in the market for solar projects of similar size and technology.

BLACK & VEATCH | Portfolio Overview and Summary	1-4
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

2.0	Developer Experience and Qualifications

Black & Veatch reviewed DSD as a solar PV project developer, to assess their capabilities to execute the development of the Portfolio.

DSD is wholly owned by BlackRock Real Assets, and was previously operated under GE Solar, LLC since 2014. DSD is focused on DG solar projects ranging from 300 kW to 10 MW across rooftop, carport, and ground-mounted systems in the Northeast, Mid-Atlantic, Midwest, and California regions of the US. DSD targets development sites in municipal, university, schools, and hospital (MUSH) host locations. DSD provides full development, EPC, financing and O&M services.

2.1	Developer Experience

DSD has successfully reached COD on over 200 distributed PV solar projects, representing a total solar PV DC capacity of over 180 MW and a total BESS capacity of approaching 11 MW. DSD’s first project after its evolution from GE Solar, LLC was completed in 2019, and the developer is actively developing and acquiring additional sites.

An overview of DSD’s historical track record of completed projects is presented in Table 2-1 and Table 2-2.

Table 2-1 DSD Completed Projects: Location

Project Location	Number of Projects	Total Capacity (MWDC)	Total BESS Capacity (MW)
Georgia	4	2.0	0.00
Maryland	22	15.5	0.00
New Jersey	48	26.8	0.00
New York	29	84.5	10.00
California	69	27.2	0.38
Massachusetts	20	19.3	0.45
Colorado	5	9.9	0.00
Minnesota	6	1.5	0.00
Florida	3	4.4	0.00
Connecticut	21	14.5	0.00
South Carolina	3	5.9	0.00
Nevada	1	1.0	0.00
Vermont	3	3.6	0.00
Delaware	1	0.9	0.00
New Hampshire	1	0.8	0.00
North Carolina	2	2.0	0.00
Wisconsin	1	1.3	0.00
District of Columbia	1	0.6	0.00
Hawaii	1	0.9	0.00
Rhode Island	1	0.6	0.00
Total	242	223.2	10.82

BLACK & VEATCH | Developer Experience and Qualifications	2-1
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Table 2-2 DSD Development Projects: Pipeline

Project Location	Number of Projects	Total Capacity (MWDC)	Total BESS Capacity (MW)
Massachusetts	28	68.55	27.76
New Jersey	43	57.78	1.88
Minnesota	7	11.28	0.00
California	67	53.67	13.15
New York	24	92.67	11.41
Maryland	6	14.53	0.00
Connecticut	9	7.98	0.00
Arizona	1	2.17	0.00
Maine	2	11.80	0.00
Virginia	2	3.17	0.00
Pennsylvania	1	1.28	0.00
Ohio	1	2.68	0.00
District of Columbia	2	0.62	0.00
Total	193	328.18	54.21
2.2	Conclusions

Black & Veatch is of the opinion that DSD has an organization of the experience and size conducive to developing, owning and operating solar PV sites (including PV sites coupled with BESS equipment). The DSD team has completed over 240 similar solar PV projects previously.

BLACK & VEATCH | Developer Experience and Qualifications	2-2
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

3.0	EPC, Quality Assurance, and Major Equipment

Black & Veatch has reviewed the process by which DSD develops and designs a project from initial site qualification through final design for construction, for the purpose of identifying any significant discrepancies from accepted industry practice. Additionally, Black & Veatch has reviewed the Quality Assurance and Quality Control (QA/QC) processes DSD follows to ensure quality design and construction. Lastly, Black & Veatch has reviewed the DSD process for strategic acquisitions of DG solar PV sites from developers.

3.1	Engineering, Procurement and Construction

The following sections provide an overview of DSD’s strategy for engineering, procurement, and construction (EPC) of the projects originated by DSD. DSD has an established project development process from the origination at the point of award through notice to procced (NTP)/initial construction funding. The stages of development include diligence, real estate, interconnection, incentives, engineering, and permitting.

DSD has a development team of project management professionals who have core competencies in natural resource management, civil engineering, land use planning, federal, state, and local permitting, interconnection processes and incentive management. The DSD development team is responsible for managing development budgets, schedules, and resources to achieve funding and development NTP on all projects and providing a risk and opportunity analysis through the development process.

3.1.1	Site Selection

All areas of DSD’s organization coordinate on process with customer engagement, after which DSD negotiates a letter of intent (LOI) with potential hosts. During the LOI negotiation process, DSD performs a desktop feasibility study and preliminary energy production modeling for prospective sites. Site selection for the projects is primarily based on host requirements and cost analysis on business case studies. DSD initially performs a desktop site diligence, including check of site locations by Google Earth or ArcGIS, analysis of wetland status using National Wetlands Inventory, flood zone analysis with Federal Emergency Management Agency (FEMA), interconnection analysis, and topography analysis using resources on the U.S. Geological Survey's (USGS) website and information from Authority Having Jurisdiction (AHJ) building and planning department. DSD then performs analysis with two dimensions (2D) and three dimensions (3D) modeling to identify areas with less than 15 percent slope and areas with potential shading and incorporates the site analysis findings to system design.

Upon the execution of LOI, DSD engages a broader project management team and initiates high-level engineering, interconnection, and project development. DSD’s engineering team performs an onsite evaluation to collect information on preliminary project and interconnection configurations. DSD as the EPC provider is responsible for the permits and approvals for interconnection with the local electric utility. Potential shading concerns to be incorporated into the production estimate model are also assessed at this time.

For rooftop projects, DSD discusses the roof warranty with representatives of the manufacturer (Carlisle, Firestone, etc.) and the requirements for maintaining the warranty (including pre-install and post-install inspections). DSD engages a third- party licensed structural professional engineering firm to perform a site structural evaluation to determine the structural capacity available for the additional load of the proposed

BLACK & VEATCH | EPC, Quality Assurance, and Major Equipment	3-1
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PV system. In some cases, re-roofing of the facility is considered in conjunction with the installation of the PV system (may be paid for by DSD depending on the expected commercial terms of the PPA).

A site-specific geotechnical investigation is always performed for ground-mounted solar canopies because the bearing capacity of the soil must be capable of resisting the forces or reactions at the base of the canopy columns through the engineered foundation.

For garage top canopies, no geotechnical investigation is required, since the canopy columns tie to the existing concrete structure via anchor bolts or connection brackets. Instead, a third-party structural firm is engaged to assess garage top canopies to confirm there is sufficient capacity in the concrete (sometimes steel) structure to resist the forces imparted by the addition of the solar canopy, and is also typically engaged to approve the structural design of the carport. DSD has a carport design group in-house which is utilized for most of the engineering design for single-tilt, ‘Y’ tilt, and ‘W’ tilt carport projects. DSD has also indicated that they hold IP related to ‘W’ carport topology and associated drainage systems which can be used in conjunction with the solar array.

For ground-mount projects, DSD performs a topographic survey in order to determine the project design and evaluate the proximity to utility infrastructure and interconnection feasibility.

DSD has a development engineering checklist for the deliverables required at the development phase, which includes items provided by offtaker/host, site walk deliverables, rooftop inspection findings (as applicable), site and environmental diligence list, CAD details, list of assumptions and customer feedback, and preliminary CAD layout, and preliminary PVsyst report. Black & Veatch holds the opinion that the development engineering list is in line with accepted industry practice.

3.1.2	Engineering Process

The DSD engineering team works with the finance team to determine the cost to build for each system to ensure that each project meets the technical and financial criteria. The finance team will confirm with the engineering team regarding the finalized production estimates prior to contract negotiation with off-takers. Detailed engineering design commences upon the execution of PPA. DSD adheres to an internal standard design methodology and utilizes DSD’s standard loss assumptions for each system design, ensuring that the project is capable of meeting the energy production estimates defined within the PPA.

The DSD engineering team consists two functional teams, development engineering and project engineering. The development engineering team supports evaluation and bidding of projects until the projects are awarded. The development engineering team utilizes a standardized, high volume, low overhead structure. The project engineering team provides design management and oversight to the third-party EPC contractor who is performing engineering or, in the case of DSD acting as EPC, manages the design process to create the final design and construction documents. When beneficial, DSD employs local or component-specific expertise as engineering resources for specific portions of the overall design.

Under DSD's typical development process, DSD completes 30 percent design in-house, and engages third party engineers for the issued-for-permit (IFP) and issued-for-construction (IFC) design sets. The project engineering team steps in post award and manages the design process through construction and commissioning of the projects. Once a project is awarded, a resource from the project engineering team is assigned to manage the design process for the creation of final design and construction

BLACK & VEATCH | EPC, Quality Assurance, and Major Equipment	3-2
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

documentations. Third party engineering resources are engaged as appropriate. The project engineering team sets the overall basis of the design and coordinates with third parties to create the final construction plan to ensure adherence to the project needs and DSD design standards and specifications. DSD's internal design standards for all projects involve a complete review of site conditions, property boundaries & easements, existing electrical configurations, site topography and civil/structural considerations as necessary depending on the type of PV system. System size or annual energy production are typically requested to be maximized in order to lower the total cost per kWh. Helioscope and SunDat iterations are performed initially to quickly evaluate options, and subsequently a detailed PVSyst report with annual hourly data is generated once the optimal configuration is derived. Black & Veatch reviewed DSD design requirements and technical specification for the EPC of solar projects, which specify the design and equipment requirements for the components and systems of the projects, and the industry standards that the systems are to be designed, constructed, and tested.

The following guidance is used for engagement of third parties to support different disciplines:

■	Racking layout and structural engineering is generally provided by selected equipment providers to ensure compliance with local structural and foundational codes, except for canopies. The structural engineering for canopies is conducted in-house, with racking system manufactured by steel providers according to DSD specifications. For canopy projects, the AHJ confirms the applicable code cycles and roof design snow loads, wind speeds and seismic criteria. DSD’s canopy team applies current IBC code and local codes in structural design of canopies, which is typically based on ASCE 7-16. Site specific wind, snow and seismic design parameters are extracted from the ASCE database and verified by the local AHJ to ensure compliance to local code design loads mandate, which is sometimes more stringent. DSD's internal team optimizes the structural design to deliver the optimal system size and annual energy production based on feasible configurations and develops a bid document with confirmed design criteria for steel fabricators to propose a canopy structure. The steel vendors optimize the steel member sizing and provide reactions at the base of the canopy columns. The forces that are imparted to either the ground or the existing concrete garage structure are used to design the foundations or connections. A site-specific geotechnical report is used for drilled pier and/or spread footing designs including concrete mix, dimensions and rebar configurations specified for ground canopies because the bearing capacity of the soil must be capable of resisting the forces or reactions at the base of the canopy columns through the engineered foundation. For garage top canopies projects, no geotechnical investigation is required because the canopy columns tie to the existing concrete structure via anchor bolts or connection brackets. Connection engineering and structural adequacy checks using the reactions are used to determine anchor bolt or connection brackets design. In connection brackets, analysis of the existing structure is performed to confirm there is sufficient capacity in the concrete (sometimes steel) structure to resist the forces imparted by the addition of the solar canopy.
■	Electrical design is generally developed in-house and may include a stamp from a third party in jurisdictions where DSD does not carry the proper license. The DSD design requirements and technical specification specify the requirements for combiner box, inverter, medium voltage and pad mounted transformers, panelboard, electrical raceway, grounding, power and control wiring in accordance with applicable ANSI, NEMA, UL, NEC, NESC, IEEE, and local code, and design baseline of DC to AC ratio and wiring losses.
BLACK & VEATCH | EPC, Quality Assurance, and Major Equipment	3-3
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

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■	Civil engineering for the project sites, particularly for ground-mount and canopy projects, is provided by a local or regional engineering firm to ensure AHJ compliance with environmental and code requirements such as grading, set-backs, stormwater management, and landscaping. Oversight for this portion of scope is managed by DSD’s in-house civil engineering resources. The DSD design requirements and technical specification specify the requirements on general site civil engineering, including grading and drainage plan, access road construction and other road surfacing, pads for proposed substation and control house building (as applicable), security fencing, hydrology study and geotechnical reports. DSD follows a low impact development approach related to stormwater, attempting to maintain existing flow paths and not creating point discharge where possible. Generally, maintaining the pre-construction peak flow and volume for the post construction scenario using 10-year, 50-year, or 100-year, depending on local AHJ requirements. The site is revegetated with hearty vegetation that promote infiltration and filters all sediment from any runoff leaving the site. A full hydrology study is only conducted for larger sites that exceed 1 acre of impervious area, panels are not considered imperious or where required by the local AHJ. For site partially in a floodplain, DSD refers to FEMA FIRM maps for base flood elevation (BFE). If the project includes zone A (undefined BFE), DSD works with the local flood plain administrator who will either define the BFE or require analysis by a civil engineer to determine the BFE.
■	Disconnect switches are typically placed as close to the POI as possible. Weather stations are likewise typically placed as close to the POI as possible. The data acquisition system (DAS), including the weather station, is preferred to be powered by the power source from the host building or regular distribution grid, so that if there is a solar plant trip the DAS will still be able to supply information.

Black & Veatch is of the opinion that DSD design requirements and technical specifications are in line with accepted industry practice.

DSD selects engineering design contractors based on the track record and company qualification. The contractors are required to meet the DSD's design requirement and technical specification for the project and should be capable of meeting all the code and design requirements of the AHJ for each project. DSD has identified preferred contractors in each jurisdiction that the Projects are located to support the engineering design. Although DSD will also work with other contractors, these preferred contractors have been previously vetted and have successfully completed previous projects. Details on the preferred contractors are summarized in the Appendix B.

DSD’s engineering team has a set of standard deliverables to be completed by each subcontractor. All drawings and reports are required to be approved by DSD in-house personnel. DSD has a standard scope of work for engineering services, including conceptual design, 90 percent design set, IFP set, IFC set, and as-built drawings. The scope of work also includes requirements on design parameters. Black & Veatch considers the standard deliverable list to be in line with accepted industry practice.

Overall, the approach to have an established in-house engineering team with support from third parties as appropriate allows DSD to integrate engineering with estimating, construction, and project financing, and improve overall efficiency from project development to O&M and asset management.

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3.1.3	Procurement and Major Equipment Selection

DSD’s procurement of equipment is coordinated among the construction, engineering, and accounting functions of the organization under the direction of the Chief Operation Officer (COO). The role of the procurement team is to maintain established relationships with module manufactures for forward looking pricing and technology efficiency and provide such information to internal design and budgeting teams, and engineering team when technical evaluation is required. The COO also provides direct negotiation support on master supply agreements for modules and inverters. Initial pricing for inverters for inverter selection is managed by the engineering team. Final procurement of equipment and onboarding is primarily managed by project managers in the construction team upon receipt of equipment specifications from the engineering team.

DSD procures modules and inverters with manufacturers directly and procures most racking systems and common balance of plant materials from contracting partners. The contracting partners are also responsible for site logistics for module and inverter deliveries, as coordinated by the project manager and operations administrators.

DSD selects and approves suppliers of PV equipment, including PV modules, inverters, trackers, and energy storage systems through an internal selection process. DSD maintains an approved vendor list based on project experiences and feedback collected. In general, DSD selects module suppliers that are included on Bloomberg New Energy Finance “Tier 1” manufacturer list. In addition, DSD has preferred warranty terms for each type of major equipment, as listed in Table 3-1. Any material deviation from the preferred warranty terms requires review by an independent engineer.

Table 3-1 Preferred Warranty Terms

Major Equipment	Preferred Warranty Terms
Modules	10 to 25-year limited product warranty 25-year limited peak power warranty
Inverters	10 to 12-year limited product warranty (materials and workmanship)
Batteries	10 to 20 years of operation
Racking	20 to 25-year limited product warranty

DSD also established the following criteria for major equipment supplier selection:

■	Proven and consistent record of providing high quality and high efficiency products to the US market, with very few (if any) warranty claims or start-up issues based on DSD’s direct experience.
■	Well established US based support staff for technical support, warranty claims and logistics.
■	Consistent power output and field performance.
■	Those with a historically high “say-do” ratio that operate with integrity in the US market (never cancelled a PO after it was already confirmed, equipment consistently shows up as scheduled, stands behind their warranty, etc.).
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■	Favorable contractual terms and conditions.

As an operating practice, DSD only selects equipment vendors that are well-established and well-recognized in the solar PV industry. To be considered for use by DSD, all vendors are required to have appropriate certifications and quality/warranty track records to be regarded as top-tier manufacturers. It is common in industry for developers to work with a variety of equipment vendors. This allows them to be able to negotiate for best pricing and also diversify the technical makeup of an operating Portfolio.

Black & Veatch reviewed the key major equipment suppliers expected to be utilized in the Portfolio.

3.1.3.1	Modules
3.1.3.1.1	Hanwha

Hanwha, a subsidiary of Hanwha Group, is a Fortune Global 500 Firm and a Top-Ten business enterprise in South Korea. As of 2021, the Hanwha Group has 25 affiliates in North America and 469 global networks within the manufacturing and construction, finance, and services and leisure sectors. Hanwha engages in downstream development and EPC business, as well as PV module manufacturing. Hanwha is one of the world’s largest solar cell and photovoltaic manufacturers with total annual module production capacity of 11.3 GW as of May 2020. One of its affiliates, Hanwha Q CELLS has built a production facility in the US in 2019, with an annual module manufacturing capacity 1.7 GW.

Hanwha offers a 12-year limited product warranty and a 25-year limited performance warranty for crystalline Q Cells series monofacial modules. The limited product warranty warrants that the modules will be free from defects in materials and workmanship under normal application, installation, use, and service conditions. The limited peak power warranty warrants that the power output measured at STC will not be less than 98.0 percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 85 percent at the end of the 25th year, with annual degradation no more than 0.54 percent. In the event of a valid warranty claim, Hanwha will either repair the module(s) or provide replacement module(s).

3.1.3.1.2	JA Solar

JA Solar Technology Co. Ltd. (JA Solar) is a manufacturer headquartered in Beijing and was incorporated in 2005 for the commercial production of solar cells in China. JA Solar has been listed on the Shenzhen Stock Exchange since 2019. In 2009, JA Solar expanded its business to silicon wafer and module manufacturing in addition of solar cell manufacturing. JA Solar has 12 manufacturing and research and development facilities, with a total module manufacturing capacity of 11 GW, silicon wafer manufacturing capacity of 11.5 GW, and solar cell manufacturing capacity of 16 GW as of 2020. JA Solar reported a total module shipment of 63 GW as of the fourth quarter of 2020.

JA Solar offers a 12-year limited product warranty and a 30-year limited peak power warranty for its monocrystalline and polycrystalline modules. The limited product warranty warrants that the modules will be free from defects in materials and workmanship under normal application, installation, use, and service conditions. The limited peak power warranty for monocrystalline modules warrants that the power output measured at STC will not be less than 97.0 percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 82.5 percent at the end of the 30th year, with annual degradation no more than 0.5 percent. The limited peak power warranty for polycrystalline modules warrants that the power output measured at STC will not be less than 97.5

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percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 83.0 percent at the end of the 30th year, with annual degradation no more than 0.5 percent. In the event of a valid warranty claim, Hanwha will either repair the module(s) or provide replacement module(s).

3.1.3.1.3	LG

LG Electronics was established in 1958 in South Korea and is a large multinational producer of consumer electronics, mobile communications devices and home appliances. LG is a publicly traded company, listed on the Korea Stock Exchange. The company has reportedly been involved in the research and development of solar PV technology dating back to 1985. In the mid-2000s, LG Chemical (LG Chem) formed a solar cell research team which formally integrated with LG in 2008. In 2009, LG constructed multiple PV cell and module ISO 9001 certified factories in Gumi, Korea. Mass production began in 2010 leading to 400 MW accumulated production supply and sales in 32 countries in 2012. In 2019, LG opened a solar module manufacturing facility in Huntsville, Alabama, with an annual manufacturing capacity of 550 MW.

LG offers a 12-year limited product warranty and a 25-year limited peak power warranty, commencing on the date of original purchase for Mono X plus and NeON™ 2 modules. The limited product warranty warrants that the modules will be free from defects in materials and workmanship under normal application, installation, use, and service conditions. The limited peak power warranty for Mono X, NeON™ 2 and NeON BiFacial modules warrants that the power output measured at STC will not be less than 98 percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 84.8 percent at the end of the 25th year, with annual degradation no more than 0.55 percent. The test for underperformance includes a measurement tolerance of 3.0 percent. In the event of a valid warranty claim, LG will either repair the module(s) or provide additional module(s) and provide shipment to the initial delivery location.

3.1.3.1.4	Astronergy (Chint)

Astronergy Solar (Astronergy) was established in 2006 and is headquartered in Zhejiang, China. The company is a part of the Chint Group, which was founded in 1984 in Wenzhou, China. The Chint Group currently employs over 25,000 global employees and has reported a revenue of $5.10 billion in 2020. The subsidiary is engaged in the PV power station development and PV module production. Astronergy reports an annual production capacity of approximately 8 GW, with projects developed in Thailand, Spain, the United States, India, Bulgaria, Romania, South Africa, and Japan. The company’s primary manufacturing facilities are located in China, Thailand, Malaysia, and Germany.

Astronergy offers a 10-year limited product warranty and a 25-year limited peak power warranty, commencing on the date of delivery of the modules. The limited product warranty warrants that the modules will be free from defects in materials and workmanship under normal application, installation, use, and service conditions. The limited peak power warranty for the modules warrants that the power output measured at STC will not be less than 97.5 percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 83.0 percent at the end of the 25th year, with annual degradation no more than 0.7 percent. In the event of a valid warranty claim, Astronergy will either repair the module(s) or provide additional module(s) and provide shipment to the initial delivery location.

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3.1.3.1.5	ZNShine Solar

ZNShine Solar (ZNShine) (NEEQ Stock Code: 838463) was founded in 1998 and is currently headquartered in Jin Tan, Jiangsu, China. ZNShine is a solar solution manufacturer and also provides EPC services and works on projects development and operation. ZNShine currently has projects in Japan, India, Germany, Italy, Switzerland, the UK, the USA, Canada, Chile, Australia, and Africa.

ZNShine reported an annual PV production of 6 GW in 2021. As of 2021, ZNShine employs over 1,200 employees worldwide.

ZNShine solar modules are backed by a 12-year product workmanship and 25-year linear power output warranty. Warranty start date occurs when the module is delivered to the buyer. ZNShine warrants that modules will be free from defects in material and workmanship. The warranty covers mechanical and electrical integrity and stability according to approved operation methods and provided there are no localized impacts or external forces. If there are any warranty claims, ZNShine can opt to either repair or replace faulty modules or provide a refund at residual market value of the equipment. For output warranty, with polycrystalline modules, first year loss is 2.5 percent and subsequent years are 0.7 percent through the twenty-fifth year for a nominal output value of 80.7 percent at the end of the power output warranty period.

3.1.3.1.6	LONGi Solar

LONGi Solar (LONGi) is a wholly-owned subsidiary of LONGi Green Energy Technology Co., Ltd (LONGi Green Energy), the largest supplier of mono-crystalline silicon wafers in the world for utility, commercial, and residential systems. LONGi was founded in 2000 and is headquartered in Xi’an, Shanxi, China, with US headquarters in San Jose, California. LONGi operates globally with branches in Japan, Europe, North America, India, Malaysia, Australia, and Africa. The company is a pure-play manufacturer of mono-crystalline solar cells and modules. Production of mono-crystalline silicon is completed at several locations in China and Malaysia by LONGi Silicon, a wholly-owned subsidiary of LONGi Green Energy.

As of the first quarter of 2021, LONGi reported a module shipment of 24.5 GW annually and a module capacity of 50 GW. In 2020, LONGi’s annual revenue was reported at $8.41 billion. LONGi reported total assets exceeding $14.2 billion through Q1 2021.

The product warranty has a 10-year term, commencing on the date of purchase by the original end use purchaser or six months after the modules are shipped out of the production plant. The limited product warranty warrants that the modules will be free from defects in materials and workmanship under normal application, installation, use, and service conditions. In the event of a valid product warranty claim, LONGi will, at its sole option, repair or replace the module(s).

LONGi Solar also offers a twenty-five-year linear performance warranty, warranting the power output measured at STC will not be less than 97.0 percent of the labeled power output at the end of the first year after the warranty start date; thereafter 0.7 percent per year degradation; and will be no less than 80.2 percent at the end of the twenty-fifth year.

3.1.3.1.7	Trina Solar

Trina Solar Co. Ltd. (Trina Solar) is headquartered in Changzhou, Jiangsu Province, China, and was founded in 1997 for the manufacturing, selling, research, and development of PV products, EPC, O&M, smart

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micro-grid, multi-energy complementary systems, and energy cloud-platform operations. Trina Solar has been listed on the STAR Market of the Shanghai Stock Exchange since June 2020. In the last quarter of 2021, the company reported total revenue of 13.23 billion CNY and net income of 719.96 million CNY. As of December 31, 2020, its total assets were worth $6.99 billion.

As of June 30, 2021, Trina Solar delivered more than 80GW of solar modules worldwide and ranked on the list of "Top 500 Private Enterprises in China”. Trina Solar has connected over 5.5GW of solar power plants to the grid worldwide. The company has over 19,000 employees and provides services to over 100 customers globally, with regional headquarters in Singapore, Tokyo, Zurich, Dubai, Fremont, and Miami, global sales and office centers in Spain, Mexico, Chile, Italy, Germany, Australia, United Arab Emirates, France, Columbia, Brazil, India and production bases in Vietnam and Thailand.

Trina Solar offers a 10-year limited product warranty and a 25-year limited peak power warranty for its polycrystalline and monocrystalline modules. The limited product warranty warrants that the modules will be free from defects in design, material, workmanship, or manufacture that materially impedes the functioning of the module(s) and that the module(s) will conform to the specifications and the drawings applicable. The limited peak power warranty for polycrystalline modules warrants that the power output measured at STC will not be less than 97.5 percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 80.7 percent at the end of the 25th year, with annual degradation no more than 0.7 percent. The limited peak power warranty for monocrystalline modules warrants that the power output measured at STC will not be less than 97.0 percent of the nameplate power output at the end of the first year after the warranty start date and will be no less than 80.68 percent at the end of the 25th year, with annual degradation no more than 0.68 percent. In the event of a valid warranty claim, Trina Solar will either refund the salvage value of the module(s), repair the module(s), or provide replacement module(s).

3.1.3.1.8	VSUN Solar

Headquartered in Tokyo, Japan, VSUN Solar is an affiliate with FUJI Solar Co., Ltd. VSUN Solar is a solar solution provider, with research and development base in Tokyo, sales offices in the US. Germany, China and production bases for solar modules located in Bac Giang province in Vietnam and Zhengjiang province in China. VSUN Solar reported an annual production of 2.1 GW in 2020.

VSUN solar modules are backed by a 10 year product workmanship and 25 year linear power output warranty.

VSUN solar offers a 12-year limited product warranty, a 25-year limited performance warranty for monofacial modules, and a 30-year limited performance warranty for bifacial modules. Full warranty terms were not available for review.

3.1.3.2	Inverters
3.1.3.2.1	SMA

SMA Solar Technology AG (SMA) is a Rocklin, California, based subsidiary of SMA Solar Technology AG, an international solar inverter manufacturer founded in 1981 with headquarters in Niestetal, Germany with manufacturing facilities in Germany, Denver, Colorado, and Ontario, Canada. SMA designs, produces, and distributes inverters and photovoltaic system components for grid-tied and off-grid photovoltaic

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applications. The company offers inverters ranging from residential size to utility scale projects, and reports over 100 GW installed capacity worldwide.

SMA offers a 10-year limited product warranty covering inverter installations in the United States and Canada. SMA, will either repair, replace the defective product, or refund actual cash value. Any repaired or replaced product will be warranted for defect-free in materials and workmanship for the remainder of original unit warranty period. The limited product warranty is exclusive of damage due to shipping, improper installation, rust, or corrosion.

3.1.3.2.2	SolarEdge

SolarEdge Technologies Inc. (SolarEdge), established in 2006 with headquarters in California, provides solar PV inverters, power optimizers, electronic vehicle charging, and other energy management and power supply solutions. Solar Edge has over 2,000 employees globally.

SolarEdge has been listed on NASDAQ since 2015. In 2020, SolarEdge reported a total revenue of $1.46 billion and an annual shipment of 6.1 GW of inverters. SolarEdge reportedly has over 2 million inverters and over 55 million power optimizers shipped worldwide since 2010.

SolarEdge offers a 12-year limited product warranty covering materials and workmanship which begins four months after the shipment date or the installation date, whichever is earlier. SolarEdge, at its sole option, will repair or replace the defective product. Any repaired or replaced product will be warranted for defect-free in materials and workmanship for the remainder of original unit warranty period. The limited product warranty is exclusive of damage due to improper installation, misuse, or shipping.

3.1.3.2.3	Sungrow

Founded in 1997 and headquartered in Heifei, China, Sungrow Power Supply Co., Ltd (Sungrow) is a provider of power supply equipment for solar PV and wind projects, including grid-connected inverters, power converters and distributed power supply. Sungrow has offices located in multiple locations in Europe, North America, and Australia. Sungrow has been listed on the Shenzhen Stock Exchange since 2011 and currently has more than one thousand employees.

As of December 2020, Sungrow reported over 154 GW of inverters installed in over 154 countries. Sungrow reported an annual installed capacity of 5 GW in the US. Sungrow has a global annual production capacity of 90 GW.

Sungrow offers a 10-year limited product warranty for string inverters. Sungrow, will either repair or replace the defective product, at the discretion of the manufacturer. Sungrow and end-user will mutually agree upon the conduct of tests to determine if a product is defective. The limited product warranty is exclusive of damage due to shipping, improper installation, improper use, neglect, unauthorized alterations, acts of nature, or voltage surges coming from PV array DC side or from grid AC side.

3.1.3.2.4	Chint Power Systems Americas

CPS Americas is a part of the Chint Group, founded in 1984 in the city of Wenzhou, China. CPS Americas provides string inverters, combiner boxes, energy storage, and communications equipment to the solar PV industry. CPS Americas has shipped over 2 GW of power conversion equipment to the North American market.

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CPS Americas offers a five-year limited product warranty covering materials and workmanship which begins one month after the shipment date or the installation date, whichever comes first. CPS Americas, at its sole option, will repair or replace the defective product. Any repaired or replaced product will be warranted for defect-free in materials and workmanship for the remainder of original unit warranty period. The limited product warranty is exclusive of damage due to shipping, improper installation, rust, or corrosion.

3.1.3.2.5	Fimer

Fimer S.p.A. (Fimer) was founded in 1942 and is headquartered in Vimercate, Monza e Brianza, Italy. The company specializes in solar inverters and mobility systems for residential, commercial and industrial, and utility scale applications. In 2020, Fimer acquired the ABB solar inverter business, including two manufacturing plants, in Italy and in India, and a R&D facility in Finland. In 2021, Fimer employs over 1,100 professionals across 20+ countries worldwide. Fimer reports to have over 12 global repairs centers, 3 production sites, and 3 R&D centers.

In 2021, Fimer reported to have an annual capacity of over 12 GW per year in string inverters, central inverters, and storage solutions. The company also has approximately 55 GW of installed capacity across 5 continents.

Fimer provides a warranty for 5 years from the date of purchase plus six months from the date of equipment shipment. An extended warranty of an additional 5 years can be purchased for the Fimer inverters. Under the terms of the warranty, Delta may elect to repair or replacement the faulty equipment, at the discretion of the manufacturer. Normal wear and tear are not considered a product defect. The warranty is exclusive of problems arising from packaging or delivery, customer alterations or modifications, improper operations, consumable components such as fuses causing issues, or if the equipment has been in storage for more than one year after delivery.

3.1.3.2.6	Yaskawa Solectria

Solectria Renewables, LLC was established in January 2005 to manufacture and design three-phase central PV inverters, and was acquired by Yaskawa America, Inc. in 2014. Currently, as a commercial PV inverter supplier, Yaskawa Solectria Solar (Solectria), headquartered in Lawrence, Massachusetts, manufactures 3.8 kW to 750 kW PV inverters, string combiners and web-based monitoring for a range of sizes of solar systems. Solectria is backed by over 100 years of power electronics and inverter experience at 360 Merrimack Street, Lawrence, Massachusetts. As of 2016, Solectria was valued at US$ 4 billion, with 22 manufacturing locations worldwide and over 23 million inverters installed globally, with its cumulative installations of PV inverters exceeding 3 GW.

Solectria offers a 10-year limited product warranty covering materials and workmanship which begins four months after the shipment date or the installation date, whichever is earlier. Solectria, at its sole option, will repair or replace the defective product. Any repaired or replaced product will be warranted for defect-free in materials and workmanship for the remainder of original unit warranty period. The limited product warranty is exclusive of damage due to improper installation, misuse, or shipping.

3.1.3.2.7	Power Electronics

Power Electronics is headquartered in Valenica, Spain, and was founded in 1987. It is a major manufacturer of solar inverters in America, Europe, and Oceania and generates a revenue of about $1

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billion. It has over 3000 employees and serves more than 50 countries. The company produces utility-scale solar inverters that it has provided over 10,000 solar inverters to over 1,166 solar projects, resulting in over 50 GW of installed AC power and over 30 GW of annual production capacity.

Power Electronics provides a warranty that their products are free from defects and faults for 3 years from the date of delivery to the buyer, meaning that the product remains in compliance regarding its condition and performance with respect to its specification. Under the terms of the warranty, Power Electronics may elect to repair or replace the faulty or defective product(s) at their discretion as well as cover associated logistical costs. The warranty excludes external parts manufactured by third parties as well as components that must be replaced periodically such as Fuses+DC switch, lamps & air filters, or consumable materials subject to normal wear and tear. Under the terms of the warranty, the seller does not repair or replace product(s) whose defects arise from the following: improper use, failure to observe seller's instructions regarding transport, installation, functioning, maintenance, and storage, third-party repairs without prior authorization, negligence during implementations of authorized repairs, illegible or modified serial numbers, anomalies from elements coupled by the buyer, accidents that place the product outside its storage and operational specification, and continued use after fault or defect identification.

3.1.3.2.8	Delta Americas

Delta is a part of the Delta Electronics Inc., a provider for power and thermal management solutions founded in 1971 in Taiwan. Delta provides solar string inverters ranging from 3 kW to 80 kW and energy storage devices for residential, commercial, industrial and utility applications.

Delta provides a warranty for 10 years plus six months from the date of equipment delivery. Under the terms of the warranty, Delta may elect to repair or replacement the faulty equipment, at the discretion of the manufacturer. Normal wear and tear are not considered a product defect. The warranty is exclusive of problems arising from packaging or delivery, customer alterations or modifications, improper operations, consumable components such as fuses causing issues, or if the equipment has been in storage for more than one year after delivery.

3.1.3.2.9	Yaskawa Solectria

Solectria Renewables, LLC was established in January 2005 to manufacture and design three-phase central PV inverters, and was acquired by Yaskawa America, Inc. in 2014. Currently, as a commercial PV inverter supplier, Yaskawa Solectria Solar (Solectria), headquartered in Lawrence, Massachusetts, manufactures 3.8 kW to 750 kW PV inverters, string combiners and web-based monitoring for a range of sizes of solar systems. Solectria is backed by over 100 years of power electronics and inverter experience at 360 Merrimack Street, Lawrence, Massachusetts. As of 2016, Solectria was valued at US$ 4 billion, with 22 manufacturing locations worldwide and over 23 million inverters installed globally, with its cumulative installations of PV inverters exceeding 3 GW.

Solectria offers a 10-year limited product warranty covering materials and workmanship which begins four months after the shipment date or the installation date, whichever is earlier. Solectria, at its sole option, will repair or replace the defective product. Any repaired or replaced product will be warranted for defect-free in materials and workmanship for the remainder of original unit warranty period. The limited product warranty is exclusive of damage due to improper installation, misuse, or shipping.

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3.1.3.3	Racking System
3.1.3.3.1	RBI

RBI is a subsidiary of Rough Brothers, Inc., an Ohio-based company founded in 1932 and specializing in the design, manufacture, and construction of greenhouses. RBI is headquartered in Cincinnati, Ohio, and has multiple manufacturing facilities including Ohio, North Carolina, California and Shanghai. The RBI manufacturing facility has capability of fabricating 800 MW of solar mounting structures annually.

RBI provides ground mount, roof mount, landfill, and carport mounting structures. RBI has installed multiple commercial scale and rooftop projects in the U.S. ranging from 23.5 kW to 235 MW. RBI has provided turn-key racking system engineering, manufacturing, and construction services in the United States since 2009 and has installed over 4GW of racking structures globally.

RBI typically provides a 20-year structural warranty from date of delivery of its racking system.

3.1.3.3.2	DSD/CBC

CBC is a material building manufacturers based in Lathrop, California. CBC has started manufacturing custom metal buildings from 1984. In 2007, CBC was acquired by Nucor Corporation, the largest steel producer in the United States. CBC provides building solutions for a variety of applications including commercial, industrial, agricultural, manufacturing, educational, hangars, institutional, and recreational. CBC is a Metal Building Manufacturers Association (MBMA) approved full production manufacturing plant.

CBC reportedly has achieved IAS accreditation criteria for structural steel AC742, Canadian Standards Association CSA A660 (Certification of Manufacturers of Steel Building Systems) and CSA W47.1 (Fusion Welding of Steel Company Certification) certifications.

3.1.3.3.3	PanelClaw

PanelClaw is a flat roof racking provider based in North Andover, Massachusetts, established in 2008. PanelClaw has launched eight flat roof products in the past eight years to gradually lower the life-cycle-cost of the system.

PanelClaw reportedly has deployed racking systems on over 10,000 projects, with a total capacity of 1.75 GW in more than 35 counties globally. Projects range from 5 kW to 20 MW on a single roof.

3.1.3.3.4	FTC

FTC is a single-axis tracker supplier, which also provides project development, construction management services, engineering services for solar installations, featuring software and engineering solution. FTC reportedly has deployed trackers on over 1 GW of operating assets since 2010.

Black & Veatch believes that FTC has a good reliability track record and is not aware of anything that would cast doubt on the financial outlook of FTC.

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3.1.3.4	Energy Storage Systems
3.1.3.4.1	Tesla

Tesla is a company that specializes in electric vehicles, solar power, and battery energy storage. Tesla is based in Palo Alto, California and is one the largest manufacturers of batteries in the world. The company offers energy storage solutions for residential-, commercial-, and utility-scale applications. Its Powerpack system is a fully-integrated AC-connected storage solution. The Powerpack system integrates with solar generation to optimize generation by storing shaved energy to time shifting load, as well as providing ancillary services.

Tesla provides a limited warranty that its systems will be free from defects in design, workmanship, and materials. As part of the warranty the minimum energy retention percentage after 10 years will be 80.0 percent, unless aggregate discharge throughput exceeds 3,104 kWh per kWh of nameplate energy rating prior to 10 years. Tesla may elect to repair or replace warranted equipment. The warranty does not cover normal wear-and-tear, vibration that does not impact performance, damage during shipping, systems operated outside of specifications, improper commissioning or repairs, neglect, or vandalism.

Black & Veatch notes that all of the Panther Portfolio BESS implementations will be AC-coupled with solar inverters separate from the inverter integrated with Tesla Megapacks. This decision was based on DSD’s use case and storage sizing analyses for projects, which tended to favor the AC-coupled Tesla Megapack option.

Table 3-2 and Table 3-3 summarize some of the key technical design specifications of the Tesla Megapack equipment. No derates are needed from the BESS equipment to meet system design and electrical requirements.

Table 3-2 Tesla Megapack Technical Specifications

PARAMETER	2-hour module
AC Output Power (kWp)	1,341.0
AC Power (kVA)	1,358.5
AC Minimum Initial Energy (kWh)	2,682.0
AC Power Increments at 400 / 480 / 505 V (kVA)	59.5 / 71.5 / 75.2
Maximum Apparent Power @ 480 / 505 V AC (kVA)	1,573.0 / 1,654.9
Minimum Energy Rating with 6 Modules (kWh)	1,072.8
Roundtrip Efficiency (BOL) at 1,341 kWp	STC: 87.0% TAMBHOT: 85.5% TAMBCOLD: 87.5%
Minimum Roundtrip Efficiency (non-CMA) over 10 years at 1,341 kWp	STC: 81.0% TAMBHOT: 80.0% TAMBCOLD: 82.0%
Aux Load for Site Controller (kWh) at 1,341 kWp	0.5 kWh

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 Table 3-3 Tesla Megpack Inverter Specification

PARAMETER	400 V AC	440 V AC	480 V aC	505 V AC
Rated Output Power (per Powerstage)	59.5 kVA	65.5 kVA	71.5 kVA	75.2 kVA
Overload Capability	120% of rated current (10 sec max)
Output Voltage Range (SS)	360-555 V AC
Frequency Range	45 – 65 Hz
System Configuration	3-wire, Wye Note: Grounded wye required at secondary
Max Continuous Current	86 A per Powerstage
Peak Efficiency	> 98.9%
Full Load Efficiency	98.5%
CEC Weighted Efficiency	98.84%
Power Factor at Full Load	> 99%
Adjustable Power Factor	-1 to +1
Maximum Short Circuit Current	85 kAIC

Additionally, the Tesla Megapack has obtained key certifications that include applicable fire safety requirements. For permitting, compliance with AHJ and local fire codes is mandatory for local jurisdictional construction approvals. With the pertinent certifications and granted government permits, Black & Veatch is of the opinion that safety design for BESS installations is consistent with industry standards.

Table 3-4 specifies the regulatory compliance for the Tesla Megapack.

Table 3-4 Tesla Megapack Regulatory Summary

PARAMETER	Certification
Lithium-ion Cells	NRTL listed to UL 1642
System	NRTL listed to UL 1973, UL 9540, UL 9540A, UL 1741 SA, IEC 62619, IEEE 1547 Compliant to grid codes and safety standards of all major markets

3.1.3.4.2	Samsung/Sungrow

In 2014, Samsung and Sungrow developed a jointly-developed commercial energy storage system. The system includes lithium-ion batteries from Samsung combined with bi-directional inverters from Sungrow in a single integrated container. The system comes with a standard warranty of 6 years, with extensions up to 13 years available. Samsung, headquartered in Suwon South Korea, is one of the top three largest lithium battery suppliers in the world. Samsung/Sungrow battery energy storage systems come with a

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performance guarantee that depends on the number of cycles and aggregate through-put. The higher the through-put recorded, the lower the guaranteed energy available at a given year, through 20 years of operation. Battery systems must be operated within stipulated operating conditions for the guarantee to be valid. For warranty claims, Samsung/Sungrow may elect to replace equipment, add capacity beyond the original capacity, or provide a cash payment.

DSD indicated that 10 to 15 years ESS warranties are in envisioned for all Mohawk Projects equipped with ESS based on the warranties available at reasonable pricing from OEMs. For the one project using Samsung/Sungrow in the Mohawk Portfolio, DSD has purchased an extended warranty to 10 years, consistent with requirements for the NYSERDA incentive. Extending to a 20-year warranty is a major expense due at year 0, which is significantly less cost effective than planning to replace/augment the ESS in the middle of the project term. All other projects equipped with ESS will be using Tesla hardware with a 10 to 15 years warranty.

Black & Veatch is of the opinion that the major equipment suppliers listed for potential use in the Portfolio appear to have demonstrated proven equipment supply track records for other solar PV projects or energy storage systems.

3.1.4	Construction

Installation of the solar PV, BESS, and balance of systems are performed with oversight by DSD. DSD partners with subcontractors for direct labor and equipment at each site through the construction phase. DSD may subcontract a complete scope of work to a third-party subcontractor via a construction services agreement, under which the subcontractor will perform the work as described in a specific work order. The third-party subcontractor with the construction services agreement then typically works with local or regional electrical, mechanical, and/or structural subcontractors to execute the scope of work. Alternatively, DSD may maintain the prime contractor role and subcontract directly with multiple parties (electrical, mechanical, and/or structural subcontractors) to execute projects.

Scope of construction may vary depending on the size and configuration of each project, however the responsibility of the EPC contractor typically includes the installation of system components up to the point of interconnection.

DSD utilizes a qualification form to select qualified subcontractors based on relevant experience in PV installations, quantity and qualifications of staff, company ownership, financial standing, and company operation overview. DSD has also selected preferred regional partners leveraging its previous project experience. Details on the preferred contractors are summarized in the Appendix A.

The project manager will issue an onboarding package with all documentation required by DSD. After the completion of required documentation by the subcontractor(s), a master construction services agreement will be executed with approval from the head of construction and the CEO of DSD. New subcontractor information will be stored in the onboarded subcontractor folder. The subcontractor will be onboarded upon the completion of all required information and receipt of all necessary approvals. DSD is primarily responsible for construction management, quality assurance and quality control during the construction process, and supervision of commissioning and installation activities.

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For rooftop installations that require roof penetrations, DSD makes sure that such work is performed by contractors approved by the roofing manufacturer to maintain existing warranties to the roofing structures.

For most energy storage systems DSD deploys, all electrical components within each system (including for the Tesla Megapack) come pre-installed. For the other products DSD chooses to use, if electrical assembly/integration happens on-site, within the energy storage system, that would be the responsibility of either the ESS Partner (Stem), or the energy storage OEM.

For electrically integrating the energy storage system into the broader solar + storage project, that scope is the responsibility of a given site’s construction contractors. Once that has been completed mechanically, and basic electrical connectivity is confirmed and documented (typically via energy storage commissioning protocols and checklists) it is then the responsibility of the ESS partner or the energy storage OEM, to test and commission the energy storage product.

Under the standard EPC form, commissioning and testing items (with the exception of performance testing) are required at Substantial Completion. These tests include the following items:

•	Megger test DC & AC circuits
•	DC string polarity check
•	VOC or thermal imaging
•	Grounding continuity and resistance test
•	Ground fault – current injection testing
•	Electrical equipment torque
•	Mechanical torque
•	HiPot or VLF testing for MV circuits
•	IV curve tracing
•	Visual checks
•	Inverter commissioning
•	DAS commissioning including weather station
•	Relay MV testing and programming
•	Energy storage system commissioning

Performance testing is not required to be completed until June 30, 2023 (or before). This time buffer is provided noting that weather conditions during the anticipated commissioning periods for many sites in

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the Portfolio may make performance testing difficult to complete until a milder season. Hence, performance testing is not required for Portfolio sites to declare substantial completion.

3.1.4.1	Contractor Vetting Process

DSD has established a process to qualify and vet potential contractors for any of its development sites. In general, DSD works with contractors with whom they have already successfully completed projects and also seeks referrals from stakeholders.

Prior to any engagement, potential contractors must fill out a technical pre-qualification form for DSD review. The form is designed to collect pertinent information about the company, such as number of employees, year the company was started, specific trades and geographies of specialization, license information, ownership information, references on recent projects, financial capabilities, and bonding capabilities.

After receiving a pre-qualification form, DSD reviews the information to ensure that the following metrics are achieved before qualifying potential contractors:

■	Contractor must have completed at least three previous solar PV projects.
■	The expectation for size of completed projects is at least multiple sites of more than 500 kW, aggregating to at least 3 MW in total.
■	Contractors need to self-perform their work with at least 50 percent of workers being direct employees of the contractor company.
■	Size of contractor company needs to be greater than 10 people.
■	Each contractor needs to have at least two verified positive references, with specific verifications on previous projects being on schedule, with appropriate quality, and with reasonable change orders.

DSD also requires all potential contractors to complete an Environmental, Health, and Safety (EHS) questionnaire. As part of this questionnaire, potential subcontractors must provide information related to areas such as legal entity establishment, safety record and statistics, workers’ compensation coverage, liability insurance, government agency violations, work procedures & policies. As part of reviewing EHS questionnaires, DSD performs a review of safety performance statistics and infraction records for the previous three years.

For EHS requirements, DSD will first ensure that potential contractors meet the following stipulations:

■	Contractors must have an active and acceptable EHS policy in place.
■	Contractors must have an active and acceptable EHS training program and policy in place.
■	Contractors must have had a safety record that is free of fatalities over the past three years.
■	Contractors must demonstrate full insurance coverage in line with the requirements set forth in any given site construction contract.

DSD reviews technical prequalification and EHS forms to ensure that contractors are technically qualified and have acceptable track records. After a contractor is approved but before assigning them to a project,

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DSD provides an onboarding package that stipulates requirements and expectations for working with DSD. This includes executing a Master Services Agreement and Non-Disclosure Agreement, approving the individual project manager and collecting subcontractor information.

Following a project, DSD personnel fill out an evaluation form to rate contractor performance. Contractors are rated on areas such as quality, schedule, safety, change orders, and overall relationship. DSD maintains a database of vetted contractors and ratings to help identify opportunities for future projects.

Related to energy storage applications, DSD views projects with both solar and energy storage scopes as a single system. Therefore, DSD selects construction contractors for different trades that have demonstrated experience and competence in deploying both types of assets. For the Portfolio, all of the projects with energy storage components are anticipated to be located in California and will use Tesla Megapacks, (which come with some of the most comprehensive documentation, and simplest scope, on how to complete construction successfully compared to other OEMs), and solar canopies. As Tesla products represent more than 50 percent of the large-scale energy storage products deployed in California, DSD has noted that the construction contractors with strongest credentials for solar canopy construction evaluation criteria and general metrics (including consideration such as experience, references, cost, schedules, terms & conditions, etc.), also proved highly competent to deploy Tesla Megapack products.

Overall, Black & Veatch is of the opinion that the contractor vetting process is in-line with similar processes in the industry and is a reasonable approach for the Portfolio.

3.1.4.2	Commissioning and Testing

DSD has specifications for system commissioning process and equipment testing of PV system. The commissioning specification includes standard documentations and checklists, safety requirements, commissioning scope, QA/QC, timeline for commissioning activities, and testing requirements. Commissioning and testing activities include the following:

■	Visual inspection;
■	IV string tracing test;
■	Insulation resistance;
■	DC string and DC combiner polarity, fuse continuity and Voc testing;
■	Ground resistance and continuity;
■	Ground fault-current injection;
■	Inverter commissioning;
■	Transformer testing;
■	Electrical and mechanical torque testing;
■	Relay trip settings and testing;
■	Breaker trip settings;
■	DAS commissioning;
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■	Metering & CT/PT commissioning;
■	Performance testing, including capacity test per ASTM E2848-13;
■	Review and approval of all testing and inspection documentations; and
■	DAS web portal configuration.

The equipment testing specification includes the equipment testing scope, testing procedures, testing forms and reports.

ESS commissioning is the obligation of DSD’s storage partners, or their subcontractors. DSD’s storage partners, or their subcontractors manage the specifics of commissioning procedures, and DSD oversees the process to ensure that the schedule and other contractual obligations are met.

Black & Veatch is of the opinion that the commissioning and performance testing requirements are in line with accepted industry practice.

3.2	Quality Assurance and Quality Control

DSD has a QA/QC program in place that is used to ensure all solar PV sites are constructed, commissioned, and tested properly. The program outlines tasks to be performed by the QA/QC department and the responsibilities of other departments in the QA/QC processes. The processes are used to measure and assure the quality of the construction and design of all projects managed by DSD’s operations group.

The QA/QC program includes comprehensive inspection checklists and testing requirements for different types of projects prior to installation of systems. Subcontractors are required to report and check the quality of their work using DSD provided documentation through the Procore platform. DSD will perform audits of the subcontractors self-reporting. Subcontractors do have the option to submit their own QA/QC process to the DSD QA/QC department and DSD project manager for review and approval. If the subcontractor processes are deemed sufficient, they may be used, with the understanding that the DSD QAQC program will be utilized as a minimum requirement.

Subcontractors must also provide installation photographs to go along with DSD’s inspection template. Photographs required include pre-construction, civil, mechanical, structural, electrical and major equipment. The checklist depicts the exact contents that DSD is looking for each category.

Material management is designated to an onsite representative who is responsible for the onsite material management. The representative reports any damaged, lost or stolen material and material inventory. The subcontractors can submit their own material management program for review and approval by the DSD QA/QC department and DSD project manager.

The field inspections are performed by the Project Manager, the QA/QC Manager and the Project Engineer. The QA/QC department produces a quality control deficiency report from the site visit that will be distributed to the project team for review and remediation. The Construction Manager is responsible for managing the subcontractors to close any relevant deficiency items. Feedback is highly encouraged from the subcontractors and DSD employees to continually improve the processes in place.

Overall, Black & Veatch believes that the quality assurance program is comprehensive and should be able to ensure the project quality if appropriately implemented.

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4.0	Operating Performance of Operational Projects
4.1	Assessment Methodology

Black & Veatch was provided with historical production data for 55 Projects within the Portfolio in order to assess historical operations and opine on the go-ahead production assumptions.

Black & Veatch was provided the following data for each of the Projects assessed:

1.	Monthly expected production data from pre-construction production estimates
2.	Monthly actual production as reported for the sites from project’s COD through April 2022. Black & Veatch utilized data for period of 2021 to perform weather adjusted operational assessment.
3.	Monthly actual availability for each of the projects.

Black & Veatch reviewed actual historical production and availability data as provided by DSD, as discussed in Section 4.2. Error! Reference source not found. This review was aimed at understanding how production has been on an absolute basis and what level of availability has been achieved by the projects. Next, Black & Veatch reviewed the latest full year of operational data (2021). For this full year of operation, Black & Veatch adjusted the actual reported production to account for project unavailability on a monthly basis. The adjusted production was then compared to the expected production in order to understand the relative performance of the Projects during 2021.

4.2	Availability and Irradiance Adjusted Historical Production

Historical production and availability data were analyzed from January 2021 through December 2021 (Assessment Period), given that this was the most recent full year of operations where most of the Projects were operational for the full period.

For each of the 55 Projects and across each month in the Assessment Period, Black & Veatch reviewed the ratio of monthly actual production versus the monthly expected energy production adjusted for degradation (raw production ratio).

The raw production ratio was next adjusted for irradiance variations in order to gross up actual production to that which would be expected under long-term average solar resource conditions. In order to account for the irradiance variations across the assessment period, Black & Veatch reviewed the irradiance at each Project’s location for the purpose of assessing how sunny the full year was compared to the historical average for each Project’s location. Error! Reference source not found. includes the Projects overlaid on a map showing irradiance anomalies compared to the long-term average for June of 2020, as an example.

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Figure 4-1 Irradiance Anomalies Compared to Long-Term Average for June 2020

For operational projects, the expected energy estimates can be validated against the actual energy. However, in any particular year, the solar resource is expected to deviate from its long-term mean, thereby accounting for some of the difference seen between actual energy and expected energy. Using geographic information system (GIS) spatial analysis, Black & Veatch obtained the irradiance anomaly for each system in the Portfolio. These irradiance anomalies were then applied to remove the bias and produce an adjusted production estimate based on the actual system performance. The irradiance anomalies were derived from Modern-Era Retrospective analysis for Research and Applications, version 2 (MERRA-2) global horizontal irradiance (GHI) anomaly maps provided by 3Tier on a monthly basis. The irradiance anomaly for a particular month and location is equal to the actual GHI during that month (e.g. GHI in January 2020) divided by the long-term average GHI during that calendar month (e.g. average GHI in January).

In order to estimate the irradiance-adjusted production ratios, the expected energy must be adjusted to account for the solar resource observed in a given year. The irradiance-adjusted production ratios, which are a ratio of the raw production ratio and irradiance anomaly, were calculated for each Project on a monthly basis. Regions with higher-than-normal long-term average of irradiance over the one-year period had negative correction factors to account for the anomaly. Similarly, regions with lower-than-normal long-term average of irradiance over the one-year period had positive correction factors to account for the anomaly.

Figure 4-2 illustrates the seasonality of annual generation expected for different states.

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Figure 4-2 Seasonality Curve

The result of the analysis is an availability and irradiance adjusted view of historical operations for all the 55 Projects. This adjusted monthly energy for each project obtained was aggregated for projects located for each state and a production ratio was obtained for each state.

Black & Veatch would expect this to be highly indicative of future Project performance. Table 4-1 outlines Black & Veatch’s expected production for the 10 states with at least a full year of operating data available.

Table 4-1 Black & Veatch’s Weather Adjusted Expected Production (2021)

State	Expected PRODUCTION [Mwh]	weather adjusted expected production [MWH]	PERCENT CHANGE [%]
CA	15,880,705	15,944,612	100.4%
CT	1,832,550	1,798,450	98.1%
HI	1,156,867	1,173,424	101.4%
MA	4,679,161	4,625,341	98.8%
NJ	6,695,348	6,490,667	96.9%
NY	26,967,362	26,461,529	98.1%
Portfolio	57,211,993	56,494,022	98.7%

Black & Veatch has listed weather adjusted annual P50 energy estimates for each project in Appendix A:Table 6-4.

The change in production ratio, defined as the ratio of measured energy adjusted for availability to expected energy adjusted for weather and availability is shown in Table 4-2.

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Table 4-2 Black & Veatch’s Weather Adjusted Production Ratios

State	ORIGINAL PRODUCTION RATIO [%]	WEATHER ADJUSTED PRODUCTION RATIO [%]	PERCENT CHANGE [%]
CA	93.1%	92.7%	0.4%
CT	94.1%	95.9%	-1.9%
HI	83.2%	82.1%	1.4%
MA	95.7%	96.8%	-1.2%
NJ	95.1%	98.1%	-3.1%
NY	86.7%	88.3%	-1.9%
Portfolio	90.4%	91.5%	-1.3%

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4.2.1	Conclusions

■ Based on actual operating energy and availability data provided for 2021, Black & Veatch estimates downward impact of 1.3% on expected production adjusted for weather for the portfolio.

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5.0	Portfolio Effect Benefit Analysis

A portfolio will generally benefit from a diversity of projects containing different technologies and resource areas. With such diversity, variance of output in one project can be offset by variance in output of another project. The reduction in overall variance is referred to as the portfolio effect. The portfolio effect is generally dependent on the correlation between variances of the individual projects. Perfect correlation results in no reduction in total variance, whereas perfect independence results in a reduction in total variance. In practice, portfolios generally fall somewhere between, and an analysis of correlation must be performed to determine the overall portfolio effect.

Based on an assumption of linear correlation between projects, the level of correlation is defined by the Pearson Coefficient, [r], which ranges in value from -1 to +1. A value of +1 represents perfect dependence, a value of 0 represents perfect independence, and a value of -1 represents perfect inverse dependence.

In the case of perfect dependence, the total variance reduces to the sum of the individual variances. In the case of perfect independence, the total variance reduces to the square root of the sum of the squares of the individual variances. For cases of partial dependence, the total variance is bounded by the two previous cases, and is calculated as the square root of the sum of the covariance matrix as defined below:

For this analysis, Black & Veatch has considered a portfolio effect for the following individual uncertainties:

■	Interannual variability: uncertainty which results from variation in solar resource over a long-term period.
■	Solar resource uncertainty: uncertainty associated with measurement techniques and modeling bias
■	Energy modeling and loss factors uncertainty: uncertainty associated with modeling assumptions, simplifications, and inaccuracies.

Some uncertainties, such as interannual variability can be directly analyzed to determine the Pearson Coefficient between projects. Other uncertainties, such as energy modeling and loss factors, lack comprehensive industry assessments of correlation, therefore the assumed correlations are qualitative and based on Black & Veatch’s engineering experience.

Black & Veatch has assumed typical values for energy modelling and loss factor uncertainties. The total uncertainty can therefore be decomposed into interannual variability, energy model, solar resource. The decomposition methodology is based on the normal distribution, where the square of total variance is equal to the sum of the squares of individual variances.

BLACK & VEATCH | Portfolio Effect Benefit Analysis	5-26
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

5.1.1	Methodology

Black & Veatch utilized weather adjusted data from 55 projects which was estimated during the operational assessment of the portfolio. Based on review of preconstruction PVsyst reports and operational data, Black & Veatch estimated the uncertainties described in Table 5-1:

Table 5-1 Contributions to Overall Uncertainty in the Expected Energy Production

Uncertainty Contribution	Type of Uncertainty	Source(s)	Estimate [1]
Solar Resource, Uncertainty in the Mean	Systematic	Measurement techniques and modeling bias	3.3% – 5.0%
Solar Resource, Interannual Variability	Random	Interannual variability of solar resource	Estimated for each project
Performance Modeling Uncertainty	Systematic	Modeling assumptions, simplifications, and inaccuracies	4.5% – 5.0%
Total Uncertainty	Combined		5.8% – 7.5%

The interannual variability for each project was estimated using long term data from Vaisala/3Tier satellite based solar resource. Black & Veatch assumed solar resource uncertainty and modeling uncertainty based on review of preconstruction production estimate data and the assumptions used for weather adjustment analysis of the portfolio. Black & Veatch then estimated the portfolio level interannual variability for each project using time series data using the covariance matrix calculation.

Table 5-2 and Table 5-3 below summarize the portfolio effect benefit:

Table 5-2 Portfolio Effect Benefit

P-LEVEL	PXX/P50 (NO EFFECT)	PXX/P50 (PORTFOLIO EFFECT)	PORTFOLIO EFFECT
P50	100.00%	100.00%	0.0%
P75	95.50%	95.86%	0.4%
P90	91.44%	92.13%	0.7%
P95	89.02%	89.89%	1.0%
P99	84.47%	85.71%	1.5%

[1] Uncertainties are expressed as a percentage ratio of a one standard deviation relative to the mean, assuming a normal distribution. The individual uncertainty contributions are assumed to be independent of each other.

BLACK & VEATCH | Portfolio Effect Benefit Analysis	5-27
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Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Table 5-3 Portfolio Effect Benefit on Overall P50

P-LEVEL	Energy (MWh) (NO EFFECT)	Energy (MWh) (PORTFOLIO EFFECT)	PORTFOLIO EFFECT
P50	169,384,772	169,384,772	0.0%
P75	161,758,040	162,365,280	0.4%
P90	154,893,744	156,047,518	0.7%
P95	150,785,738	152,266,592	1.0%
P99	143,079,804	145,174,204	1.5%

5.1.2	Conclusions

■ Based on geographic locations and distribution of projects withing the portfolio, Black & Veatch expects a benefit of 0.7% (at P90 confidence interval) for the overall portfolio.

BLACK & VEATCH | Portfolio Effect Benefit Analysis	5-28
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Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

6.0	Financial Model

Black & Veatch reviewed two financial models titled “Project Mohawk Financial Model_5.2.2022_v305.xlsm” and “DSD Eos Model_DSD_12-27-2021_Warehouse_v18.2_CS.xlsm” (Financial Models). Black & Veatch reviewed the major technical input assumptions forecasting revenue and expenses related to construction and operation of the Portfolio. Black & Veatch does not comment on insurance, taxes, and legal related items.

6.1	PerformaNCe Assumptions

The Financial Models assume a P50 DC degradation rate of 0.5 percent per year. Black & Veatch believes that this is reasonable and consistent with published industry research and notes that in many cases degradation on the order of 0.45 percent or lower has been offered by module manufacturers recently.

The Financial Model assumes a project term from 15 to 25 years. The project term is based on the 20 years term included in the DSD's representative PPA form, subject to modification per customer negotiations or incentive programs.

The P50 production estimates used for revenue projections have incorporated an effective yield factor of 99.2 percent, consistent with the availability guarantee of 99.2 percent included in the draft master SSA for the Portfolio.

6.2	Energy Generation

The year 1 P50 production for the Mohawk Portfolio is assumed to be 230,474 GWh while for Eos Portfolio is assumed to be 114,545 GWh, as indicated in the Financial Models.

Black & Veatch reviewed each state’s range of energy yield in the Financial Model as summarized in Table 6-1. Black & Veatch is of the opinion that the energy yields generally appear reasonable and consistent with similar projects located in the same regions as those in the DSD Portfolio.

Table 6-1 Energy Yield Assumptions

State	Year 1 kWh per kWdc
CA	1,370.0 to 2,232.1
CO	1,895.9 to 1,945.4
CT	1,135.5 to 1,261.0
DC	1,206.0 to 1,252.0
HI	1,251.9 to 1,413.3
MA	1,105.4 to 1,331.5
MD	1,244.3 to 1,596.0
ME	1,260.0
MN	1,132.3 to 1,201.5
NJ	1,044.8 to 1,468.0
NY	1,077.0 to 1,505.0
OH	1,508.5
PA	1,044.8
RI	1,182.5 to 1,224.9

BLACK & VEATCH | Financial Model	6-29
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Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

For a solar PV asset, the principal contributors to the useful life are the solar modules, the inverters, the racking, and the electrical system. Provided that (1) all equipment is operated in accordance with manufacturer recommendations; (2) all renewals and replacements are made on a timely basis; (3) an industry accepted solar PV module long term degradation rate is achieved; and (4) corrosion monitoring is successful extending the useful life of the racking, Black & Veatch believes the 35 year useful life assumption for the solar PV projects in the Portfolio is reasonable and the forecasted operating expenses and replacement costs are adequate to support such an assumption.

6.3	Operating Expenses
6.3.1	Solar PV System O&M Cost

Black & Veatch reviewed the operating expenses included in the Financial Model, as summarized in Table 6-2. Corrective maintenance, module washing, and vegetation management are covered under the O&M expense line item included in the Financial Model. The Financial Model assumes different O&M costs for the Projects based on the install type:

■	Rooftop: $6.54/kWDC to $10.90/kWDC;
■	Ground-mount: $7.50/kWDC to $14.51/kWDC;
■	Carport: $9.40/kWDC to $14.06/kWDC;
■	Mix: $9.00/kWDC to $10.90/kWDC

The O&M costs are subject to an annual escalation of two percent during PPA contract period, and an annual escalation from one to two percent post PPA contract period. Black & Veatch is of the opinion that the O&M costs included in the Financial Model for the solar PV systems are reasonable and consistent with other projects of similar size, technology, and location.

BLACK & VEATCH | Financial Model	6-30
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Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Table 6-2 O&M Costs

STATE	Install Type	O&M cost DURING CONTRACT ($/kWDC)		O&M cost POST CONTRACT ($/kWDC)
		MIN	MAX	MIN	MAX
CA	Carport	10.90	14.06	10.90	14.06
	Ground-mount	9.00	14.51	9.00	14.51
	Ground-mount + Carport	9.00		9.95
	Ground-mount + Rooftop + Carport	10.27		10.27
	Rooftop	9.40		9.40
	Rooftop + Carport	10.51	10.56	10.51	10.56
	Rooftop + Ground-mount	9.93	10.90	9.93	10.90
CO	Ground-mount	9.00		9.00
CT	Carport	9.40	10.90	9.40	10.90
	Ground-mount	9.00		9.00
	Ground-mount + Carport	10.90		10.90
	Rooftop	8.00	9.40	8.00	9.40
DC	Carport	10.90		10.90
HI	Ground-mount	9.00		9.00
	Rooftop	9.40		9.40
MA	Carport	10.90		10.90
	Rooftop	8.91	10.90	8.91	10.90
MD	Ground-mount	9.00		9.00
	Rooftop	9.40		9.40
ME	Ground-mount	9.00		9.00
MN	Rooftop	9.40		9.40
NJ	Carport	10.90		10.90
	Carport + Rooftop	10.90		10.90
	Ground-mount	8.14	9.00	8.14	9.00
	Rooftop	6.54	9.40	6.54	9.40
	Rooftop + Carport	10.15	10.52	10.15	10.52
NY	Carport	10.90		10.90
	Ground-mount	7.50	9.00	7.50	9.00
	Rooftop	9.40		9.40
PA	Ground-mount	9.00		9.00
RI	Rooftop	9.40		9.40

BLACK & VEATCH | Financial Model	6-31
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Within the broader operating expense categories in the Financial Model, the following detailed expense items are accounted:

■	O&M: continuous remote monitoring, site inspection, planned and preventive maintenance (inverters, transformers, modules, auxiliary equipment)
■	Asset Management: regulatory affairs, financial reporting, compliance and monitoring, accounting, etc.
●	The modeled cost for asset management services range from $2.19/kW to $2.60/kW, depending on installation type. These costs are generally consistent with the fixed fees indicated in the Asset Management Agreement.
■	ESS Expenses: ESS management and optimization, preventive maintenance
●	The modeled cost for ESS O&M is $14.50/kWdc to $37.20/kWdc.
●	The modeled cost for ESS replacement is $0.08/Wdc – $0.29/Wdc.

Overall, Black & Veatch is of the opinion that the O&M and other Opex estimates in the Financial Model are reasonable.

6.3.2	O&M Inverter Replacement

A major maintenance reserve for inverter replacement and other unscheduled maintenance is required to service the Portfolio, inverter replacement is not covered under the SSA, and unscheduled maintenance will be charged at additional costs pursuant to the SSA.

The Financial Model includes two O&M service-related line items (separate from asset management) for the solar PV systems: O&M Expense during contract/post contract and inverter replacement. Due to the development status of the Projects, Black & Veatch was provided with a representative SSA, which does not include the contracted costs for comparison against the Financial Model. Black & Veatch was not provided with details of the expenses expected to be covered beyond the covered services under the SSA. The assumed O&M Expense during contract/post contract in the Financial Model are comparable to assumptions for similar portfolio projects covering full preventative and selective corrective maintenance/unscheduled maintenance activities (including planned module cleaning and vegetation management activities).

Assuming such services are covered under the O&M Expense during contract/post contract, Black & Veatch holds the opinion that the Financial Model budget assumption of $70/kWDC for inverter replacement in Year 11 and Year 21 for each Project, is reasonable for projects with an inverter warranty period of 10 years and is consistent with other similar projects with which Black & Veatch is familiar.4

BLACK & VEATCH | Financial Model	6-32
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Appendix A.

Table 6-3 Full Portfolio Site List

PROJECT	Location	Capacity (kWDC)	Capacity (kWAC)	Configuration	ESS
THD Baltimore DC- 5830 Project Tiger	Maryland	2644.9	1550.0	RT	No Storage
THD Baltimore DCs - 5829 Project Lion	Maryland	5119.2	3750.0	RT	No Storage
THD Quicksilver Portfolio - 0903 South Plainfield	New Jersey	294.0	250.0	RT	No Storage
SCH County - (3K) 59 Hetcheltown Rd Glenville,	New York	1653.1	1350.0	GM	No Storage
SCH County - (2A) 156 Barhydt Rd Glenville,	New York	7564.3	4975.0	GM ESS	Storage Included
SCH County - (2B) 4982 Rynex Corners Rd Pattersonville,	New York	4498.2	2500.0	GM ESS	Storage Included
SCH County - (1C) 2 Rice Rd Schenectady,	New York	954.7	750.0	GM	No Storage
SCH County - (1B) 10 Alice Wagner Way Niskayuna,	New York	4596.8	3500.0	GM	No Storage
SCH County - (1E) 398 Anthony St Schenectady,	New York	1317.6	1000.0	GM	No Storage
SCH County - (2D) 98 Cheltingham Ave Schenectady,	New York	3500.6	2750.0	GM	No Storage
THD 2019 NJ Portfolio - 0970 Delran	New Jersey	497.7	400.0	RT	No Storage
THD 2019 NJ Portfolio - 0962 Bridgewater	New Jersey	504.8	400.0	RT	No Storage
THD 2019 NJ Portfolio - 0950 Passaic	New Jersey	519.0	400.0	RT	No Storage
THD 2019 NJ Portfolio - 0934 Linden	New Jersey	511.9	400.0	RT	No Storage
THD 2019 NJ Portfolio - 0921 West Windsor	New Jersey	391.1	300.0	RT	No Storage
THD Quicksilver Portfolio - 0969 Forked River	New Jersey	476.4	400.0	RT	No Storage
THD Quicksilver Portfolio - 0933 Howell	New Jersey	567.5	437.5	RT	No Storage

BLACK & VEATCH |	A-1
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	Location	Capacity (kWDC)	Capacity (kWAC)	Configuration	ESS
THD NJ - 2021 Point Break Portfolio - 0982 East Windsor	New Jersey	510.8	375.0	RT	No Storage
THD Quicksilver Portfolio - 6905 Elizabeth	New Jersey	192.0	150.0	RT	No Storage
City of Fresno (CA) - Municipal Service Center	California	963.2	752.0	RT CPY	No Storage
City of Fresno (CA) - City Hall	California	923.8	738.0	CPY	No Storage
CVEC Round 4 Portfolio - Brewster Captain's Golf Course	Massachusetts	1112.2	824.0	CPY ESS	Storage Included
CVEC Round 5 Portfolio - Sandwich Police Station	Massachusetts	201.7	150.0	CPY	No Storage
Town of Sharon Portfolio - East Elementary School	Massachusetts	209.2	158.3	CPY	No Storage
CVEC Round 4 Portfolio - Brewster Captain's Golf Course Driving Range	Massachusetts	650.7	480.0	CPY	No Storage
CVEC Round 4 Portfolio - Monomoy Regional High School	Massachusetts	239.5	166.6	RT	No Storage
THD Quicksilver Portfolio - FDC Perth Amboy	New Jersey	1023.8	600.0	RT	No Storage
THD NJ - 2021 Point Break Portfolio - 0957 Old Bridge	New Jersey	572.8	437.5	RT	No Storage
City of Adelanto (CA) - Turner	California	482.7	360.0	GM	No Storage
City of Adelanto (CA) - Water Tank Air Expy	California	507.3	412.0	RT CPY	No Storage
City of Adelanto (CA) - Pump Meter 22	California	591.7	480.0	GM	No Storage
City of Adelanto (CA) - City Hall	California	130.4	100.0	CPY	No Storage
City of Adelanto (CA) - Senior Center	California	20.8	15.4	RT	No Storage
City of Adelanto (CA) - Sheriff's Station	California	75.8	65.0	RT CPY	No Storage
City of Adelanto (CA) - Turner Wells	California	658.9	540.0	GM	No Storage
City of Adelanto (CA) - Waste Water	California	1089.4	840.0	GM	No Storage

BLACK & VEATCH |	A-2
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Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	Location	Capacity (kWDC)	Capacity (kWAC)	Configuration	ESS
City of Adelanto (CA) - Adelanto Stadium	California	120.9	100.0	CPY	No Storage
City of Adelanto (CA) - Well#14	California	195.1	180.0	GM	No Storage
Bishop Ranch - BR 1-X	California	1093.1	875.0	RT CPY ESS	Storage Included
Bishop Ranch - BR 1-Y	California	1283.1	1120.0	RT GM CPY ESS	Storage Included
Windsor Unified School District - Mattie Washburn	California	185.0	144.0	CPY	No Storage
Windsor Unified School District - Brooks Elementary	California	156.0	122.0	CPY	No Storage
Windsor Unified School District - Cali Calmecac	California	199.0	144.0	CPY	No Storage
Windsor Unified School District - Windsor Middle School	California	277.0	208.0	CPY	No Storage
Windsor Unified School District - Windsor High School	California	746.6	572.0	CPY ESS	Storage Included
Marathon Solar Farm II LLC_North	New York	3944.9	2850.0	GM	No Storage
Marathon Solar Farm LLC_South	New York	6016.9	4350.0	GM	No Storage
Oak Leaf - CSG Portfolio (OL 44)	Colorado	1979.6	1500.0	GM	No Storage
Oak Leaf - CSG Portfolio (OL 36)	Colorado	1978.0	1500.0	GM	No Storage
Oak Leaf - CSG Portfolio (OL 37)	Colorado	1979.6	1500.0	GM	No Storage
Oak Leaf - CSG Portfolio (OL 39)	Colorado	1978.0	1500.0	GM	No Storage
Oak Leaf - CSG Portfolio (OL 38)	Colorado	1999.6	1500.0	GM	No Storage
Riverton Community Housing - 1227 4th Street Coop	Minnesota	69.5	61.2	RT	No Storage
Township of Monroe - Radix Elementary	New Jersey	839.8	625.0	GM	No Storage
Township of Monroe - Municipal Building	New Jersey	224.0	175.0	CPY	No Storage
Riverton Community Housing - 1220 Brook Avenue	Minnesota	134.3	100.0	RT	No Storage

BLACK & VEATCH |	A-3
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Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	Location	Capacity (kWDC)	Capacity (kWAC)	Configuration	ESS
Riverton Community Housing - Franklin 2329	Minnesota	113.8	98.4	RT	No Storage
Township of Monroe - Library	New Jersey	91.8	50.0	CPY	No Storage
Township of Monroe - MUA Storage	New Jersey	91.8	62.5	GM	No Storage
THD 2019 NJ Portfolio - 0931 Phillipsburg	New Jersey	469.3	350.0	RT	No Storage
White Plains_RFP-Longview Garage	New York	476.9	375.0	CPY	No Storage
White Plains_RFP-Lyon Place Garage	New York	473.5	375.0	CPY	No Storage
Fontana - Public Works	California	185.6	150.0	RT	No Storage
Fontana - East Annex	California	40.5	36.0	RT	No Storage
White Plains_RFP-Sanitation Building	New York	415.7	375.0	RT	No Storage
White Plains_RFP-Gillie Park	New York	260.1	200.0	CPY	No Storage
THD 2019 NJ Portfolio - 0983 Hackensack	New Jersey	348.4	300.0	RT	No Storage
THD 2019 NJ Portfolio - 0932 Lodi	New Jersey	455.0	350.0	RT	No Storage
THD 2019 NJ Portfolio - 0910 Secaucus	New Jersey	327.1	250.0	RT	No Storage
White Plains_RFP-Ebersole Ice Rink	New York	241.0	187.5	CPY	No Storage
White Plains_RFP-Gedney Way Landfill	New York	2295.0	2000.0	GM CPY ESS	Storage Included
White Plains_RFP-Shapham Place	New York	1537.7	1187.5	CPY ESS	Storage Included
Lightstar Renewables - Project 1001	New York	4694.8	3900.0	GM	No Storage
Fontana - Senior Center	California	184.5	172.0	CPY	No Storage
Fontana - Community Services	California	30.8	30.0	RT	No Storage
Fontana - Heritage Community	California	76.5	70.3	RT GM	No Storage
Fontana - Police Department	California	778.5	662.0	CPY	No Storage

BLACK & VEATCH |	A-4
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	Location	Capacity (kWDC)	Capacity (kWAC)	Configuration	ESS
Fontana - City Hall & DSO	California	246.4	222.0	RT CPY	No Storage
Lightstar Renewables - Project 1002	New York	2358.1	2100.0	GM	No Storage
Source Power Company- Silver Creek	New York	7507.1	5000.0	GM	No Storage
Source Power Company - Richland	New York	2630.9	2000.0	GM ESS	Storage Included
San Bernardino City USD - Professional Development Center	California	495.4	450.0	CPY	No Storage
Big Bend - 12 Campanelli	Massachusetts	337.5	233.3	RT	No Storage
Big Bend - 202 S Washington	Massachusetts	1397.3	966.6	RT	No Storage
Big Bend - 100 Campanelli	Massachusetts	1152.5	800.0	RT	No Storage
Big Bend - 35 Otis Street	Massachusetts	997.5	766.6	RT	No Storage
Source Power Company- Aldrich	New York	6951.4	5000.0	GM	No Storage
Capital Christian Center	California	1123.4	892.0	CPY	No Storage
Piedmont - 235 Presidential Way	Massachusetts	1216.8	840.0	CPY	No Storage
LG HQ NJ_RFP	New Jersey	1302.8	936.0	RT CPY	No Storage
Berkeley Properties - 417 South Street	Massachusetts	663.6	466.6	RT	No Storage
CSCU - Asnuntuck AMF Carport	Connecticut	311.0	240.0	CPY	No Storage
CSCU Housatonic CC Rooftop II	Connecticut	329.0	249.9	RT	No Storage
Mauna Loa Macadamia Nut	Hawaii	1094.9	780.0	GM ESS	Storage Included
MGM Springfield Casino MA	Massachusetts	1382.4	960.0	CPY	No Storage
San Diego Rock Church RT_(Baker)	California	727.8	562.0	RT	No Storage
Brentwood - Adams Middle School	California	344.3	260.0	CPY	No Storage
Brentwood - Krey Elementary School	California	243.0	186.0	CPY	No Storage

BLACK & VEATCH |	A-5
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	Location	Capacity (kWDC)	Capacity (kWAC)	Configuration	ESS
Brentwood - Loma Vista Elementary School	California	273.6	200.0	CPY	No Storage
Brentwood - Mary Casey Black Elementary School	California	184.7	136.0	CPY	No Storage
Brentwood - Ron Nunn Elementary School	California	148.5	110.0	CPY	No Storage
Lathrop - Community Center	California	100.8	72.0	CPY	No Storage
Lathrop - City Hall	California	208.8	156.0	CPY	No Storage
Lathrop - Christopher Way	California	1085.6	900.0	GM	No Storage
Jordan Energy-DFA Middlebury Center Plant	Pennsylvania	1908.2	1125.0	GM	No Storage
2015 Pitkin Solar, LLC	New York	763.2	530.0	RT	No Storage
Kingspan Insulated Panels	California	930.1	733.3	RT	No Storage
CSCU - Southern CT State University (East Campus)	Connecticut	1239.8	960.0	CPY	No Storage
Windward Mall - Kaneohe, HI	Hawaii	924.1	780.0	RT	No Storage
The Source at White Plains (UBS)	New York	1424.6	1000.0	CPY	No Storage
Carraway fka The Residences at Corporate Park Drive	New York	1249.9	975.0	RT CPY	No Storage
Toray Plastics, North Kingstown RI	Rhode Island	572.8	480.0	RT	No Storage
Lost Hills Oilfield	California	2176.2	1860.0	GM	No Storage
BBARWA	California	1660.0	1300.0	GM CPY	No Storage
Park Center	California	326.4	245.8	RT CPY	No Storage
Riverton Community Housing - Franklin 2300	Minnesota	85.3	73.4	RT	No Storage

(2) Configuration: CPY = Canopy; GM = Ground Mount; RT = Rooftop; ESS = Energy Storage System

BLACK & VEATCH |	A-6
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

Table 6-4 Weather Adjusted Expected Production

PROJECT	State	DC Capacity [kWp]	MEASURED ENERGY [kwh]	MEASURED ENERGY (AVAILABILITY AND WEATHER ADJUSTED.) [kwh]	EXPECTED ENERGY [kwh]	BV WEATHER ADJUSTED EXPECTED ENERGY [kwh]
Berkeley Properties - 417 South Street	Massachusetts	663.6	659,779	690,149	782,690	768,618
Big Bend - 100 Campanelli Parkway	Massachusetts	1152.45	1,315,477	1,318,048	1,365,971	1,348,971
Big Bend - 12 Campanelli Parkway	Massachusetts	337.5	390,182	386,410	403,029	398,026
Brentwood - Adams	California	344.25	569,927	564,227	555,033	567,902
Brentwood - Krey	California	243	392,975	393,075	392,086	401,174
Brentwood - Loma Vista	California	273.6	440,834	436,486	435,146	445,241
Brentwood - Mary Casey	California	184.68	287,815	284,937	293,979	300,779
Brentwood - Ron Nunn	California	148.5	223,810	221,581	464,669	475,510
City of Adelanto - City Hall	California	130.35	219,091	216,900	222,669	221,153
City of Adelanto - Pump #22	California	591.71	1,137,426	1,128,098	1,154,731	1,151,014
City of Adelanto - Senior Center	California	20.8	31,201	33,338	32,052	31,824
City of Adelanto - Sheriff Station	California	75.84	129,576	128,319	133,761	132,846
City of Adelanto - Stadium	California	120.87	221,836	223,215	207,691	206,313
City of Adelanto - Turner Well	California	658.86	1,267,326	1,255,445	1,258,687	1,254,111

BLACK & VEATCH |	A-7
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	State	DC Capacity [kWp]	MEASURED ENERGY [kwh]	MEASURED ENERGY (AVAILABILITY AND WEATHER ADJUSTED.) [kwh]	EXPECTED ENERGY [kwh]	BV WEATHER ADJUSTED EXPECTED ENERGY [kwh]
City of Adelanto - Waste Water Treatment	California	1089.41	1,838,764	1,871,098	2,089,224	2,082,570
City of Adelanto - Water Tank Expy	California	507.29	892,165	883,291	911,143	905,101
City of Adelanto - Well 14	California	195.13	373,515	369,787	384,004	382,905
CSCU - Asnuntuck AMF	Connecticut	311.04	345,563	342,490	353,150	349,171
CSCU - Southern Connecticut State University - East Campus	Connecticut	1239.84	1,395,589	1,382,114	1,479,400	1,449,279
CVEC - Sandwich Police Department	Massachusetts	201.69	216,072	213,918	227,260	225,765
Fontana City Hall	California	246.38	386,166	382,371	394,200	390,345
Fontana Community Services Dept	California	30.75	45,570	45,325	47,557	47,094
Fontana East Annex	California	40.5	58,419	57,845	69,392	68,762
Fontana Heritage Community Center	California	76.5	112,740	113,347	116,580	115,249
Fontana Police Department	California	778.5	1,184,470	1,174,919	1,292,929	1,279,268
Fontana Senior Center	California	184.5	303,268	300,257	321,723	318,665
Lathrop - Christopher Way	California	1085.63	1,968,085	2,096,830	2,286,800	2,327,197
Lathrop - City Hall	California	208.8	326,384	323,540	344,099	350,553

BLACK & VEATCH |	A-8
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	State	DC Capacity [kWp]	MEASURED ENERGY [kwh]	MEASURED ENERGY (AVAILABILITY AND WEATHER ADJUSTED.) [kwh]	EXPECTED ENERGY [kwh]	BV WEATHER ADJUSTED EXPECTED ENERGY [kwh]
Lathrop - Community Center	California	100.8	142,540	142,568	155,425	158,369
LG - HQ	New Jersey	1302.8	1,592,170	1,616,023	1,572,870	1,519,057
Marathon I South	New York	6016.92	5,718,441	6,135,549	7,134,185	6,990,343
Marathon II North	New York	3944.85	3,753,546	3,950,477	4,654,962	4,560,461
MGM - Springfield	Massachusetts	1382.4	1,614,545	1,599,787	1,615,900	1,600,221
Monomoy High School	Massachusetts	239.49	272,845	270,117	284,311	283,741
Schdy - 1B Niskayuna	New York	4596.8	4,713,084	4,867,141	5,416,437	5,326,570
Schdy - 1C Rice Road	New York	954.72	1,035,728	1,025,536	1,193,371	1,175,881
Schdy - 1E Anthony St	New York	1317.6	1,292,948	1,289,552	1,593,074	1,566,761
Schdy - 2D Landfill	New York	3500.64	3,564,320	3,557,167	4,080,019	4,010,788
Schdy - 3K Hetcheltown	New York	1653.08	1,889,333	1,871,988	1,969,314	1,936,394
THD - Bridgewater II, NJ - (Store #962)	New Jersey	504.81	581,640	576,792	621,530	601,383
THD - Delran, NJ - (Store# #970)	New Jersey	497.7	549,256	544,758	609,770	598,949
THD - Forked River, NJ - (Store #969)	New Jersey	476.37	611,187	606,840	614,673	596,911
THD - Linden, NJ - (Store #934)	New Jersey	511.92	605,759	600,370	638,274	617,964

BLACK & VEATCH |	A-9
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.

Distributed Solar Development, LLC |	Solar Portfolio Securitization	5 November 2022

PROJECT	State	DC Capacity [kWp]	MEASURED ENERGY [kwh]	MEASURED ENERGY (AVAILABILITY AND WEATHER ADJUSTED.) [kwh]	EXPECTED ENERGY [kwh]	BV WEATHER ADJUSTED EXPECTED ENERGY [kwh]
THD - Lodi, NJ - (Store #932_	New Jersey	455.04	503,046	499,870	559,410	540,859
THD - Passaic, NJ - (Store #950)	New Jersey	519.03	591,595	586,389	637,000	618,530
THD - Phillipsburg, NJ- (Store #931)	New Jersey	469.26	533,401	531,669	569,698	553,829
THD - Secaucus, NJ - (Store #910)	New Jersey	327.06	363,029	359,784	400,270	386,864
THD - West Windsor, NJ - (Store #921)	New Jersey	391.05	451,013	447,349	471,853	456,322
The Rock Church - Point Loma	California	727.75	994,061	984,523	1,112,238	1,091,050
Windsor - Brooks Elementary School	California	156	214,844	212,717	230,044	236,562
Windsor - Cali Calmecac Language Academy	California	199	272,839	272,903	287,360	295,534
Windsor - Mattie Washburn ES	California	185	273,392	272,940	278,568	287,083
Windsor - Middle School	California	277	394,935	392,067	408,915	420,437
Windward Mall	Hawaii	924.1	968,274	962,976	1,156,867	1,173,424
YSG Pitkin	New York	763.2	682,917	679,201	926,000	894,330
		43,536	50,914,714	51,694,414	57,211,993	56,494,022

BLACK & VEATCH |	A-10
Acceptance or use of this Report constitutes an acknowledgement and acceptance of, and agreement to be bound by, the terms of the Special Notice set forth on the cover page of this Report (the “Special Notice”). If the Recipient is not willing to accept and acknowledge, or to agree to be bound by, the terms set forth in the Special Notice, it must return the Report to Black & Veatch immediately without making any copies thereof, extracts there from or use (including disclosure) thereof.